UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2006

TERRA ENERGY & RESOURCE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-90272	56-1940918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Park Avenue, 16th Floor, New York, New York 10016

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 286-9197

COMPUPRINT, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.313e-4(c))

Item 8.01 Other Events

Effective November 13, 2006, CompuPrint, Inc. has reincorporated under the laws of the State of Delaware by merger into its wholly-owned subsidiary, Terra Energy & Resource Technologies, Inc. In connection with the reincorporation and merger, our new name is Terra Energy & Resource Technologies, Inc.

Effective November 16, 2006, our common stock will be quoted on OTC Bulletin Board under the symbol “TEGR”. The new Cusip number for the common stock is 88100A 10 1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2006	TERRA ENERGY & RESOURCE TECHNOLOGIES, INC.

By: /s/ Roman Rozenberg
Roman Rozenberg
Chief Executive Officer

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